Income Taxes	3 Months Ended
Mar. 31, 2011
Income Taxes
Income Taxes

(13) Income Taxes

In general, we record income tax expense each quarter based on our best estimate as to the full year's effective tax rate. This estimated tax expense is reported based on a pro-ration of the actual income earned in the period divided by the full year forecasted income. There are certain items, however, which are given discrete period treatment and the tax effects of those items are reported in the quarter that such event arises. Items that give rise to discrete recognition include (but are not limited to) finalizing tax authority examinations, changes in statutory tax rates and expiration of a statute of limitations.

The process for calculating income tax expense includes estimating current taxes due and assessing temporary differences between the recognition of assets and liabilities for tax and financial statement reporting purposes. We regularly review our deferred tax assets for realizability, taking into consideration all available evidence, both positive and negative, including historical pre-tax and taxable income (losses), projected future pre-tax and taxable income (losses), the expected timing of the reversals of existing temporary differences and tax planning strategies. We presently have a three year cumulative loss in the U.S. for income tax accounting purposes and are relying upon tax planning strategies, which include altering the timing and amount of payments from non-U.S. subsidiaries to our U.S. operations in determining the realizability of the deferred tax assets. Reliance on these strategies was the primary reason for not recognizing a valuation allowance on the U.S. deferred tax assets. In arriving at these judgments, the weight given to the potential effect of all positive and negative evidence is commensurate with the extent to which it can be objectively verified. The total deferred tax assets as of March 31, 2011 and December 31, 2010 were $209.6 million and $172.7 million, respectively.

We are subject to income taxes in the United States and numerous foreign jurisdictions. From time to time, we are subject to income tax audits in these jurisdictions. We believe that our tax return positions are fully supported, but tax authorities are likely to challenge certain positions, which may not be fully sustained. Our income tax expense includes amounts intended to satisfy income tax assessments that may result from these challenges. Determining the income tax expense for these potential assessments and recording the related assets and liabilities requires significant judgments and estimates. Tax benefits are recognized only for tax positions that are more likely than not to be sustained upon examination by tax authorities. We review our liabilities quarterly, and we may adjust such liabilities due to proposed assessments by tax authorities, changes in facts and circumstances, issuance of new regulations or new case law, negotiations between tax authorities of different countries concerning our transfer prices, the resolution of entire audits, or the expiration of statutes of limitations. Adjustments, if required, are most likely to occur in the year during which major audits are closed. The total reserve for uncertain tax positions as of March 31, 2011 was $32.5 million, which has not materially changed from December 31, 2010.

We are currently under examination by the IRS for the 2008 and 2009 tax years. Additionally, due to the carryback of our 2009 net operating loss for utilization against the 2007 tax liability, the IRS has re-opened the 2007 tax year for further review. We believe it is reasonably possible that some portions of the examination could be completed within the next twelve months; however, the results of the examination and any potential settlement are not estimable at this time.